Exhibit 10.1

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT TWO TO THE
AMENDED AND RESTATED COLLABORATION AGREEMENT
BETWEEN IMPACT THERAPEUTICS (SHANGHAI), INC.
AND EIKON THERAPEUTICS, INC.

This Amendment Two to the Amended and Restated Collaboration Agreement (“Amendment”) is made effective as of August 31, 2026 (“Amendment Effective Date”) by and between Impact Therapeutics (Shanghai), Inc. (上海瑛派药业有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China (“Impact”) and Eikon Therapeutics, Inc., a Delaware corporation (“Eikon”). Impact and Eikon are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Impact and Eikon entered into a Collaboration Agreement (“Collaboration Agreement”) dated May 10, 2023 under which Impact granted to Eikon an exclusive license under certain intellectual property rights to conduct a global development program regarding research, clinical Development and potential Commercialization of the Licensed Compounds (as defined under the A&R Collaboration Agreement), as subsequently amended on May 12, 2023 to add a patent application to the Schedule of Existing Patents of the Collaboration Agreement;

WHEREAS, the Parties further amended the Collaboration Agreement by entering into the Amended and Restated Collaboration Agreement (“A&R Collaboration Agreement”), effective November 22, 2023, as subsequently amended on December 12, 2024 to modify certain development and regulatory milestones;

WHEREAS, the Parties now wish to further amend the A&R Collaboration Agreement to change Impact’s subject enrollment responsibilities with respect to the Global Clinical Study in the Impact Territory for the EIK1003-001 (IMP1734-101) Part 2 Study;

NOW THEREFORE, in consideration of the mutual covenants set forth herein and in the A&R Collaboration Agreement, the Parties hereby agree as follows:

1.
Section 4.1.1(iii)(B) – Development and Regulatory Activities; Global Clinical Studies – EIK1003-001 (IMP1734-101) Part 2 Study. The Parties acknowledge and agree that Section 4.1.1(iii)(B) of the A&R Collaboration Agreement shall remain in effect and continue to apply to the Global Clinical Studies in the Impact Territory with exception to the EIK1003-001 (IMP1734-101) Part 2 Study in the Impact Territory (the "Part 2 Study"). The Parties further agree to add the EIK1003-001 (IMP1734-101) Part 2 Study Enrollment terms set forth below to govern the Parties’ respective obligations regarding subject enrollment, reimbursement, cost allocation, and related matters for the Part 2 Study. For the avoidance of doubt, the EIK1003-001 (IMP1734-101) Part 2 Study Enrollment terms set forth below shall supplement the A&R Collaboration Agreement and apply solely to the Part 2 Study. In the event of any conflict between the EIK1003-001 (IMP1734-101) Part 2 Study Enrollment terms below and the terms of the A&R Collaboration Agreement, the EIK1003-001 (IMP1734-101) Part 2 Study Enrollment terms below shall control solely for the Part 2 Study.

EIK1003-001 (IMP1734-101) Part 2 Study Enrollment

In accordance with the A&R Collaboration Agreement, Impact shall be solely responsible for, and shall bear all costs and expenses associated with, the enrollment and participation of [***] total study subjects enrolled in Global Clinical Study in the Impact Territory, or such greater percentage as may be required by the applicable requirements of the National Medical Products Administration ("NMPA") subject to the cost allocations set forth in the A&R Collaboration Agreement.

Following enrollment of [***] (or greater NMPA-required percentage), Impact may enroll additional subjects in the Impact Territory for the Part 2 Study not to exceed [***] of total study enrollment, and any such additional subjects enrolled in the Part 2 Study shall be referred hereafter as “Additional Subject(s)”. For clarification, Additional Subjects shall mean the number of subjects enrolled by Impact in the Impact Territory for the Part 2 Study after the enrollment of [***] (or greater NMPA-required percentage) and up to [***] of total study enrollment.

In the event Impact enrolls any Additional Subjects, Eikon shall reimburse Impact for documented Pass-Through Expenses (defined below) that are reasonably incurred by Impact in connection with each Additional Subject, as set forth in Schedule X attached hereto. The Parties acknowledge and agree that Schedule X sets forth the budgeted subject enrollment and treatment-related expenses for the Part 2 Study and that Eikon's aggregate reimbursement obligation for such Pass-Through Expenses shall not exceed the Total Budget specified in Schedule X unless otherwise agreed by the Parties in writing. Such reimbursement amounts shall be payable over the course of calendar years 2026, 2027, and 2028 in accordance with Schedule X.

For the avoidance of doubt, if Impact enrolls Additional Subjects in a number less than or equal to [***] of total study enrollment, Eikon's reimbursement obligation shall be limited to the Pass-Through Expenses incurred for each Additional Subject actually enrolled by Impact in the Impact Territory for the Part 2 Study.

The Parties shall periodically review subject enrollment and recruitment progress for the Part 2 Study throughout the conduct of the Part 2 Study. Based on such reviews, the Parties may mutually agree in writing to adjust the number of subjects to be enrolled by Impact for the Part 2 Study; provided however, that (i) Impact's subject enrollment shall not exceed [***] of total study enrollment, and (ii) any increase in reimbursable costs above the amounts specified in Schedule X shall require Eikon’s prior written approval.

"Pass-Through Expenses" means the enrollment, treatment-related, and other study-specific costs and expenses incurred by Impact in connection with the enrollment and participation of subjects in the EIK1003-001 (IMP1734-101) Part 2 Study that are eligible for reimbursement by Eikon pursuant to Schedule X. Pass-Through Expenses shall be limited to those categories of costs and expenses expressly identified in Schedule X, and shall exclude any costs, expenses, fees, or charges not specifically listed in Schedule X unless otherwise agreed by the Parties in writing. All reimbursable Pass-Through Expenses shall be supported by appropriate documentation and shall be reimbursed in accordance with the terms of this Amendment.

For the avoidance of doubt, the inclusion of any cost category in Schedule X does not create an obligation for Eikon to reimburse amounts that are not actually incurred by Impact or that exceed the applicable amounts set forth in Schedule X (per patient cost), unless otherwise approved by Eikon in writing.

2.
All capitalized terms that are not defined herein shall have the meaning set forth in the A&R Collaboration Agreement.

3.
Except as expressly provided herein, all other terms and conditions of the A&R Collaboration Agreement as previously amended on December 12, 2024 shall remain unchanged and in full force and effect. This Amendment shall hereafter be incorporated into and deemed part of the A&R Collaboration Agreement.

4.
This Amendment may be executed in multiple counterparts, each of which when executed will be an original, and all of which, when taken together, will constitute one agreement. Each Party agrees that the electronic signatures of the Parties, in any form or format, are intended to authenticate this writing and to have the same force and effect as manual signatures. For the purposes of this provision, “electronic signature” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a Party with the intent to sign such record, including e-mail signatures and processes developed by electronic signature services (e.g., DocuSign).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment, and this Amendment shall be effective, as of the Amendment Effective Date.

IMPACT THERAPEUTICS (SHANGHAI), INC. (上海瑛派药业有限公司)	EIKON THERAPEUTICS, INC.
By: /s/ Sui Xiong Cai Name: Sui Xiong Cai Title: CEO & CTO	By: /s/ Benjamin Thorner Name: Benjamin Thorner Title: GC & CBO

SCHEDULE X

IMP1734-101 / EIK1003-001 Part 2 Pass-Through Expenses for Additional Subjects

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